                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ___________________



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                  March 31, 1995
                                                --------------------------------


                              NEWPORT CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                  Nevada                          0-1649                 094-
- -----------------------------------------------------------------------------
0849175
- -------
   (State or other jurisdiction           (Commission          (I.R.S.  Employer
   of incorporation or organization)      File Number            Identification
No.)



   1791 Deere Avenue, Irvine, CA                                        92714
- --------------------------------------------------------------------------------
   (Address of principal executive offices)
(Zip Code)



Registrant's telephone number, including area code                (714) 863-3144
                                                  ------------------------------



                                Not Applicable
- --------------------------------------------------------------------------------
        (Former name or former address, if changed, since last report.)



                               Page 1 of 6 Pages

                 Exhibit Index on Sequentially Numbered Page 5

Item 5.   Other Events
          ------------

        On March 30, 1995 Newport Corporation (the "Company" or "Newport") completed the purchase all of the shares of Light Control Instruments, Inc. ("LCI"). LCI is involved in the manufacture, sale, maintenance, marketing and distribution of laser diode related test and control instruments and hardware primarily for temperature or current control

                               Page 2 of 6 Pages

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (c)  Exhibits.
               ---------

               Exhibit
               Number
               ------

               99.1 Press release dated March 31, 1995 announcing the acquisition of Light Control Instruments, Inc.

                               Page 3 of 6 Pages

                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                NEWPORT CORPORATION



Date:  April 4, 1995                            By: /S/ ROBERT C. HEWITT
                                                   ---------------------
                                                Robert C. Hewitt
                                                Vice President and
                                                Chief Financial Officer

                               Page 4 of 6 Pages

                                 EXHIBIT INDEX
                                 -------------

The following exhibits are attached hereto and incorporated herein by reference:



                                                                   Sequentially
                                                                    Numbered
                                                                      Page
                                                                      ----

         99.1    Press release dated March 31, 1995 announcing
                 the acquisition of Light Control Instruments, Inc.    5



                               Page 5 of 6 Pages